American High-Income Municipal Bond Fund
              333 South Hope Street, Los Angeles, California 90071
                            Telephone (213) 486-9200

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $25,735
------------------ --------------------------------
------------------ --------------------------------
Class B            $1,145
------------------ --------------------------------
------------------ --------------------------------
Class C            $1,353
------------------ --------------------------------
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Class F            $1,172
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Total              $29,405
------------------ --------------------------------
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Class R-5          $668
------------------ --------------------------------
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Total              $668
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Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.3378
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.2839
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.2743
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.3312
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.3551
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            79,847
------------------ ----------------------------------
------------------ ----------------------------------
Class B            4,082
------------------ ----------------------------------
------------------ ----------------------------------
Class C            5,278
------------------ ----------------------------------
------------------ ----------------------------------
Class F            4,219
------------------ ----------------------------------
------------------ ----------------------------------
Total              93,426
------------------ ----------------------------------
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Class R-5          1,954
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,954
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $15.57
----------------------- -------------------------
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Class B                 $15.57
----------------------- -------------------------
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Class C                 $15.57
----------------------- -------------------------
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Class F                 $15.57
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $15.57
----------------------- -------------------------